UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of Earliest Date Reported) September 12, 1996


                              Sonoma International
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             (Exact name of registrant as specified in its charter)

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Nevada                                   0-6683                      94-0880052
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(State or other jurisdiction          (Commission              (I.R.S. Employer
of incorporatin or organization)      File Number)           Identification No.)



3930 S. Eastern Avenue, Suite 218, Las Vegas Nevada                       89109
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(Address of principal executive offices)                             (Zip Code)


                                   (702) 361-3033
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               (Registrant's telephone number, including area code)



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               (Former name or former address, if changed since
                               last report.)



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Item 1. Changes in Control of Registrant

See Item 2. Acquisition or Disposition of Assets.

Item 2.  Acquisition or Disposition of Assets

         As of September 12, 1996, the Company entered into an agreement (the "Agreement") with Clear Creek Investments, L.L.C., a Kentucky Limited Liability Company ("Clear Creek"), and holders of the limited partnership interests in Jamestown Resort & Marina, Ltd., a Kentucky limited partnership ("JRML"). Clear Creek is the sole stockholder of Jamestown Resort & Marina, Inc., a Kentucky corporation ("JRML") which is the general partner of JRML. JRML owns a Resort and Marina located on Lake Cumberland in South Central Kentucky.

         The Agreement requires the transfer and assignment to Sonoma of the stock of JRML's general partner and all limited partnership interests. There are several conditions to closing including the delivery to the Company of an appraisal which states that the assets of Jamestown, as of the date of the appraisal, have a fair market value of not less than $10,000,000. That appraisal has been delivered to the Company. In addition, the Agreement requires that the Company effect one for 200 reverse split, leaving 300,000 shares issued and outstanding, and issue 1,700,000 shares to Clear Creek, JRML's stockholder, and affiliated, related and non-related entities or individuals for the acquisition of JRML.

         JRML is a Resort and Marina located on the North shore of Lake Cumberland. Lake Cumberland is a 53,000 acre 101 mile long lake in South Central Kentucky which was impounded by Wolf Creek Dam, a project developed by the U.S. Army Corps of Engineers on the Cumberland River. The lake has an average depth of 120 feet and is navigable by small boats and large crafts.

         The Resort and Marina is located on approximately 285 acres three miles east of Jamestown, Kentucky on land leased from the U.S. Army Corps of Engineers. Jamestown, Kentucky is approximately 16 miles north of the Tennessee border and is within a two hour drive from Lexington and Louisville, Kentucky and Nashville, Tennessee. Kentucky Highway 92 terminates at the Resort and Marina.

Item 7. Financial Statements and Exhibits

(a)      Financial statements of businesses acquired

         It is impracticable to provide the required financial statements for JRML contemporaneous with the filing of this Current Report on Form 8-K. The Company plans to file these financial statements within 60 days of the date of this Form 8-K.

(b)      Proforma financial information


         It is impracticable to provide the required pro forma financial statements for JRML contemporaneous with the filing of this Current Report on Form 8-K. The Company plans to file these financial statements within 60 days of the date of this Form 8-K.




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                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     Sonoma International

September 26, 1996                                    /s/ Harry W. Hendersen
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Date                                                 Harry W. Hendersen,
                                                     President and
                                                     Chief Accounting Officer


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